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                                                                    Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 1, 2002, in the Registration Statement (Form SB-2 No.333-_____) and related Prospectus of eDiets.com, Inc. dated April 24, 2002.


                                     /s/ ERNST & YOUNG LLP


West Palm Beach, Florida
April 18, 2002